UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2011

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed by Excel Trust, Inc. to update the financial statements that were previously provided in Item 9.01 of the Current Report on Form 8-K/A filed on May 4, 2011 relating to the acquisition of Gilroy Crossing located in Gilroy, California.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Independent Auditors’ Report

Statement of Revenues and Expenses of Gilroy Crossing for the three months ended March 31, 2011 (unaudited) and the year ended December 31, 2010

Notes to Statement of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Excel Trust, Inc. as of December 31, 2010

Unaudited Pro Forma Condensed Consolidated Statement of Operations of Excel Trust, Inc. for the period from April 28, 2010 to December 31, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the period from January 1, 2010 to April 27, 2010

Notes to Pro Forma Condensed Consolidated and Combined Statements of Operations of Excel Trust, Inc. and Excel Trust, Inc. Predecessor

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions dated December 9, 2010. (1)

23.1	Consent of Deloitte & Touche, LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2011.
(2)	Filed herewith.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Excel Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Gilroy Crossing located in Gilroy, California (the “Property”) for the year ended December 31, 2010. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Current Report on Form 8-K/A) as described in Note 1 to the Historical Summary and are not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of Gilroy Crossing located in Gilroy, California for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California

May 4, 2011

GILROY CROSSING, GILROY, CALIFORNIA

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Three Months Ended March 31, 2011 and the Year Ended December 31, 2010

	Three months ended March 31, 2011	Year ended December 31, 2010
	(unaudited)

Revenues:
Rental revenues	$1,296,000	$5,245,000
Tenant reimbursements	398,000	1,562,000
Other income	(1,000)	10,000

Total revenues	1,693,000	6,817,000

Certain expenses
Property operating and maintenance	130,000	639,000
Property taxes	230,000	909,000
Management fees	75,000	257,000
Insurance	23,000	71,000

Total certain expenses	458,000	1,876,000

Revenues in excess of certain expenses	$1,235,000	$4,941,000

See accompanying notes to statements of revenues and certain expenses.

GILROY CROSSING, GILROY, CALIFORNIA

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenues and certain expenses includes the operations of Gilroy Crossing located in Gilroy, California (the “Property”). The Property represents a 473,640 square foot retail shopping center (unaudited) (of which 325,431 square feet are owned). Gilroy Crossing was acquired on April 5, 2011 by Excel Trust, Inc. (the “Company”) from a nonaffiliated third party for a purchase price of approximately $68.5 million, of which approximately $48.0 million was assumed mortgage debt.

Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The Historical Summary for the period from January 1, 2011 to March 31, 2011 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period January 1, 2011 to March 31, 2011 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2011.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through May 4, 2011, the date the financial statements were issued.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Estimated recoveries from certain tenants for their pro rata share of real estate taxes, insurance and other operating expense are recognized as revenues in the period the applicable expenses are incurred or as specified in the leases. Rental receivables are periodically evaluated for collectability.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

Concentration of Credit Risk

The Property had no tenants account for more than 10% of revenues in the three months ended March 31, 2011 (unaudited) and in the year ended December 31, 2010.

2. Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2010 are as follows:

2011	$5,242,000
2012	5,134,000
2013	5,097,000
2014	4,024,000
2015	1,853,000
2016 and thereafter	11,822,000

$33,172,000

The Property was completed in 2004 and was approximately 100% occupied at March 31, 2011 (unaudited) . The Property is generally leased to tenants under lease terms that provide for the tenants to pay a pro rata share of their operating expenses. The above future minimum lease payments do not include amounts for tenant reimbursements of operating expenses.

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

3. Related Party Transactions

In the three months ended March 31, 2011 (unaudited) and the year ended December 31, 2010, $75,000 and $257,000 in property management fees were paid to a company affiliated with the sellers of the Property, respectively.

4. Commitments and Contingencies

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Excel Trust, Inc.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma financial information of Excel Trust, Inc. (the “Company”) is based on the historical financial statements of the Company and Excel Trust, Inc. Predecessor (the “Predecessor”). The unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 and condensed consolidated and combined statements of operations of the Company for the three months ended March 31, 2011, the period from April 28, 2010 to December 31, 2010 and the Predecessor for the period from January 1, 2010 to April 28, 2010 have been prepared as if the acquisition of Gilroy Crossing (the “Property”) had occurred on January 1, 2010.

Such unaudited pro forma financial information should be read in conjunction with the historical combined financial statements of the Company and Predecessor filed with the Securities and Exchange Commission on the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010, September 30, 2010, and March 31, 2011 the Company’s Annual Report on Form 10-K for the years ended December 31, 2010. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company and Predecessor that would have occurred if the acquisition of the Property had been completed on the date indicated, nor does it purport to represent the Company and Predecessor’s results of operations as of any future date or for any future period. The pro forma condensed consolidated and combined statements of operations of the Company and Predecessor only include the acquisition of the Property. In addition, the pro forma condensed consolidated and combined financial statements are based upon pro forma allocations of the purchase price of the Property based upon preliminary estimates of fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. Management believes all material adjustments necessary to reflect the effect of their acquisition have been made to the unaudited pro forma financial information.

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2011

(in thousands)

	Company Historical (A)	Acquisition of Gilroy Crossing at Gilroy, California (B)	Company Pro Forma
ASSETS:
Property, net	$395,866	$60,070	$455,936
Cash and cash equivalents	3,955	(240)	3,715
Lease intangibles, net	53,791	9,418	63,209
Other	16,477	240	16,717

Total Assets	$470,089	$69,488	$539,577

LIABILITIES AND EQUITY:
Liabilities:
Mortgage and notes payable	$188,792	$68,899	$257,691
Accounts payable and other liabilities	23,227	—	23,227
Lease intangibles, net	7,222	589	7,811

Total liabilities	219,241	69,488	288,729

Equity:
Total stockholder’s equity	232,849	—	232,849
Non-controlling interests	17,999	—	17,999

Total equity	250,848	—	250,848

Total liabilities and equity	$470,089	$69,488	$539,577

See accompanying notes

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended March 31, 2011

(in thousands, except per share amounts)

	Company Historical	Acquisition of Gilroy Crossing at Gilroy, California (D)	Company Pro Forma
REVENUES:
Rental revenue	$9,210	$1,258	$10,468
Tenant recoveries	1,899	408	2,307
Other income	104	(1)	103

Total revenues	11,213	1,665	12,878

EXPENSES:
Maintenance and repairs	639	50	689
Real estate taxes	1,135	240	1,375
Management fees	124	—	124
Other operating expenses	768	103	871
General and administrative	2,650	—	2,650
Depreciation and amortization	4,369	584	4,953

Total expenses	9,685	977	10,662

Net operating (loss) income	1,528	688	2,216

Interest expense	(2,565)	(808)	(3,373)
Interest income	40	—	40
Gain on acquisition of real estate	937	—	937

Net (loss) income	(60)	(120)	(180)

Non-controlling interest	(31)	(6)	(37)

Net (loss) income attributable to Excel Trust, Inc. and Excel Trust, Inc. Predecessor	(29)	$(114)	$(143)
Preferred stock dividends	(603)	—	(603)

Net (loss) income attributable to the common stockholders	$(632)	$(114)	$(746)

Basic and diluted loss per share	$(0.04)		$(0.05)

Weighted-average common shares outstanding - basic and diluted	15,513		15,513

See accompanying notes

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Period from April 28, 2010 to December 31, 2010

(in thousands, except per share amounts)

	Company Historical (C)	Acquisition of Gilroy Crossing at Gilroy, California (D)	Company Pro Forma
REVENUES:
Rental revenue	$13,641	$3,459	$17,100
Tenant recoveries	2,134	1,093	3,227
Other income	143	7	150

Total revenues	15,918	4,559	20,477

EXPENSES:
Maintenance and repairs	707	160	867
Real estate taxes	1,685	652	2,337
Management fees	119	—	119
Other operating expenses	853	323	1,176
General and administrative	7,152	—	7,152
Depreciation and amortization	6,727	1,623	8,350

Total expenses	17,243	2,758	20,001

Net operating (loss) income	(1,325)	1,801	476

Interest expense	(3,692)	(2,197)	(5,889)
Interest income	166	—	166
Gain on acquisition of real estate	978	—	978

Net (loss) income	(3,873)	(396)	(4,269)

Non-controlling interest	(148)	(15)	(163)

Net (loss) income attributable to the common stockholders	$(3,725)	$(381)	$(4,106)

Basic and diluted loss per share	$(0.24)		$(0.26)

Weighted-average common shares outstanding - basic and diluted	15,510		15,510

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Period from January 1, 2010 to April 27, 2010

(in thousands)

	Company Historical (C)	Acquisition of Gilroy Crossing at Gilroy, California (D)	Company Pro Forma
REVENUES:
Rental revenue	$1,455	$1,632	$3,087
Tenant recoveries	113	517	630
Other income	—	3	3

Total revenues	1,568	2,152	3,720

EXPENSES:
Maintenance and repairs	98	75	173
Real estate taxes	140	307	447
Management fees	43	—	43
Other operating expenses	98	152	250
General and administrative	8	—	8
Depreciation and amortization	542	766	1,308

Total expenses	929	1,300	2,229

Net operating income	639	852	1,491

Interest expense	(483)	(1,037)	(1,520)
Interest income	—	—	—

Net income	156	(185)	(29)

Non-controlling interest	290	—	290

Net (loss) income attributable to the controlling interest	$(134)	$(185)	$(319)

See accompanying notes

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

NOTES TO CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(Unaudited)

(A) Derived from the Company’s condensed consolidated and combined financial statements as of March 31, 2011.

(B) To reflect the acquisition of the Property as if it was acquired March 31, 2011 for a purchase price of $68.5 million, not including closing costs. The acquisition was funded by an assumed mortgage note of approximately $48.0 million and cash from a draw on the Company’s credit facility. The acquisition method of accounting was used to allocate the purchase price to tangible and identifiable intangible assets and liabilities and other working capital liabilities assumed according to their fair values. The purchase price has been allocated for the pro forma adjustments as follows:

Land	$12,061
Building	43,105
Site improvements	2,046
Tenant improvements	2,858
Lease intangible assets	9,418
Debt premium	(399)
Lease intangible liabilities	(589)

$68,500

(C) Derived from the Company’s and the Predecessor’s condensed consolidated and combined financial statements of operations for the three months ended March 31, 2011, the period from April 28, 2010 to December 31, 2010 and the period from January 1, 2010 to April 27, 2010.

(D) To reflect the acquisition of Gilroy Crossing as if it was acquired on January 1, 2010. The pro forma adjustments include the pro forma operations of the property. The acquisition method of accounting was used to allocate the purchase price to tangible and identified intangible assets and liabilities according to their fair values. The amount allocated to building, site improvements and tenant improvements is depreciated over an estimated useful life of 40 years, 8 years and an average of four years, respectively. The amounts allocated to intangible lease assets are amortized over the lives of the leases with an average life of four years.

Historical revenue of $1,296, $3,564 and $1,681 is decreased by $38, $105 and $49, for the pro forma net amortization of above and below market leases for the three months ended March 31, 2011, the period from April 28, 2010 to December 31, 2010 and the period from January 1, 2010 to April 27, 2010, respectively.

Expenses are based on historical operations of the previous owner except for real estate property tax which is calculated based on an estimated reassessed tax basis subsequent to the acquisition. Tenant recoveries have been adjusted to reflect the estimated property tax expense.

Interest expense reflects: 1) Assumption of a $48.0 million mortgage payable. The mortgage bears interest at a rate of 5.01%. 2) Borrowing of $20,491 from the Company’s credit facility used to fund the acquisition. Interest is assumed to be 4.25%. The Company’s credit facility bears interest LIBOR plus a margin of 2.75%, with a LIBOR floor of 1.50%. As LIBOR was approximately 0.25% at March 31, 2011, an increase or decrease in LIBOR of up to 0.125% would have no effect on the Company’s interest rate given the LIBOR floor. 3) Amortization of approximately $240 of loan costs and approximately $399 of debt premium over the remaining life of the loan, which matures in October 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	Excel Trust, Inc.

	By:	/S/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

EXHIBITS

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions dated December 9, 2010. (1)

23.1	Consent of Deloitte & Touche, LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2011.
(2)	Filed herewith.